UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 11, 2023

Tastemaker Acquisition Corp.

(Exact name of registrant as specified in its charter)

Delaware	001-39858	85-2478126
(State or other jurisdiction of	(Commission	(I.R.S. Employer
incorporation or organization)	File Number)	Identification Number)

501 Madison Avenue, Floor 5
New York, New York	10019
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (212)616-9600

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Class A Common Stock and one-half of one Redeemable Warrant	TMKRU	The NASDAQ Stock Market LLC
Class A Common Stock, par value $0.0001 per share	TMKR	The NASDAQ Stock Market LLC
Warrants, each exercisable for one share of Class A Common Stock for $11.50 per share	TMKRW	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

On January 11, 2023, Tastemaker Acquisition Corp., a Delaware corporation (the “Company”), issued a promissory note (the “Note”) in the principal amount of up to $878,078.10 to Tastemaker Sponsor LLC, a Delaware limited liability company (the “Sponsor”), pursuant to which the Sponsor agreed to loan the Company up to $878,078.10 in connection with the extension of the Company’s time to consummate a business combination from January 12, 2023 on a monthly basis to July 12, 2023.

The Company will deposit $146,346.35, or $0.05 per share of the Company’s Class A common stock, par value $0.0001 per share, sold in the Company’s initial public offering (“Class A Common Stock”) that was not redeemed in connection with the special meeting of stockholders held on December 12, 2022, into the Company’s trust account (the “Trust Account”) in connection with the first drawdown under the Note. The Company will deposit an additional $146,346.35 into the Trust Account for each calendar month (commencing on January 12, 2023 and ending on the 12th day of each subsequent month), or portion thereof, that is needed by the Company to complete an initial business combination. Such amounts will be distributed either to: (i) holders of shares of Class A Common Stock upon the Company’s liquidation or (ii) holders of shares of Class A Common Stock who elect to have their shares redeemed in connection with the consummation of the Company’s initial business combination. The Sponsor or its designee will have the sole discretion whether to continue extending for additional calendar months until July 12, 2023 and if the Sponsor determines not to continue extending for additional calendar months, its obligation to make additional advances will terminate.

The Note bears no interest and is repayable in full upon the earlier of (a) the date of the consummation of the Company’s initial business combination, or (b) the date of the liquidation of the Company.

The foregoing description is qualified in its entirety by reference to the Note, a copy of which is attached as Exhibit 10.1 hereto and is incorporated herein by reference.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation Under an Off-balance Sheet Arrangement of a Registrant.

The disclosure contained in Item 1.01 of this Current Report on Form 8-K is incorporated by reference in this Item 2.03.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description
10.1	Promissory Note issued to the Sponsor.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 12, 2023

TASTEMAKER ACQUISITION CORP.

	By:	/s/ Christopher Bradley
Name: Christopher Bradley
Title: Chief Financial Officer